UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2010

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

1700 Perimeter Park Drive, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 3, 2010, Salix Pharmaceuticals, Ltd. issued a press release announcing the presentation of data from its Phase 3 pivotal clinical trials evaluating the efficacy and tolerability of XIFAXAN 550 mg (rifaximin) – its minimally-absorbed, gut-selective, broad-spectrum antibiotic – in 1,260 patients with non-constipation irritable bowel syndrome during the Distinguished Abstract Plenary Presentation at the annual meeting of Digestive Disease Week being held this week in New Orleans (May 1-5, 2010). A copy of this press release is attached as Exhibit 99.1.

On May 5, 2010, Salix issued a press release announcing that it will present at the Bank of America Merrill Lynch 2010 Health Care Conference in New York, NY on Wednesday, May 12 at 2:20 p.m. ET. A copy of this press release is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated May 3, 2010.

99.2	Press Release dated May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: May 7, 2010

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Executive Vice President and Chief Financial Officer

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